                                                                     Exhibit 4.5
                                                [Front of the Stock Certificate]

                      FIDELITY NATIONAL FINANCIAL, INC.
                             A DELAWARE CORPORATION

Class A Common Stock

   NUMBER                                                              SHARES



THIS CERTIFICATE IS TRANSFERRABLE
EITHER IN JERSEY CITY, NEW JERSEY
OR NEW YORK, NEW YORK.

                                                             CUSIP[___________]


                                   SEE REVERSE FOR CERTAIN DEFINITIONS




This certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE $.0001, PER SHARE OF THE CLASS A COMMON STOCK OF

                       FIDELITY NATIONAL FINANCIAL, INC.

transferable only on the books of the corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.


Dated:


SECRETARY                                                CHIEF EXECUTIVE OFFICER


Countersigned and Registered:

Continental Stock Transfer & Trust Company


Transfer Agent and Registrar

AUTHORIZED OFFICER

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                                                 [Back of the Stock Certificate]

                      FIDELITY NATIONAL FINANCIAL, INC.

      THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE CORPORATION OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUESTS SHALL BE MADE TO THE CORPORATION'S SECRETARY AT THE PRINCIPAL OFFICE OF THE CORPORATION. THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK, INCLUDING A CLASS OF PREFERRED STOCK, WHICH MAY BE ISSUED IN ONE OR MORE SERIES.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-- as tenants in common              UNIF GIFT MIN ACT ................  Custodian ...................
TEN ENT-- as tenants by the entireties                             (Cust)                        (Minor)
JT TEN -- as joint tenants with right of                      under Uniform Gifts to Minors
          survivorship and not as tenants                     Act__________________________
          in common                                                        (State)
                                            UNIF TRANS MIN ACT ...............  Custodian ...................
                                                               under Uniform Transfer to Minors
                                                               Act_________________________
                                                                           (State)


    ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST.

For value received, __________________________________________________________
hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
TAXPAYER IDENTIFICATION NUMBER OF ASSIGNEE

__________________________________________


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)


________________________________________________________________________________


________________________________________________________________________________

_________________________________________________________________________ Shares
of the Class A Common Stock represented by the within certificate and do hereby irrevocably constitute and appoint

______________________________________________________________ Attorney, to
transfer the said shares on the books of the within named Corporation, with full power of substitution in the premises.


Dated ________________________________________________



        ________________________________________________________________________

        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.



SIGNATURE(S) GUARANTEED: _______________________________________________________
                         THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17AD-15.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.